UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SALAMON GROUP, INC.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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SALAMON GROUP, INC.
5-215 Neave Road
Kelowna, BC Canada V1V 2L9

May 18, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders (the “Meeting”) of Salamon Group, Inc. which will be held at 10 a.m. Pacific Daylight time, on Wednesday, May 30, 2012, at Best Western Conference Room, 2402 Hwy 97N, Kelowna BC V1X 4J1.

Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company’s 2011 Annual Report. We encourage you to read the Annual Report. It includes information on the Company’s operations, markets and products, as well as the Company’s audited financial statements.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by mail. The proxy statement explains more about proxy voting. Please read it carefully.

Sincerely,

/s/ Michael Matvieshen
Michael Matvieshen
Chief Executive Officer

SALAMON GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 30, 2012

To the Shareholders of Salamon Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders (the “Meeting”) of Salamon Group, Inc., a Nevada corporation (“SLMU” or the “Company”), will be held at Best Western Conference Room, 2402 Hwy 97N, Kelowna BC V1X 4J1at 10 a.m. Pacific Daylight time on Wednesday, May 30, 2012, for the following purposes:

1.     To elect four directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified;

2.     To ratify the appointment of Manning Elliot LLP as the Company's Independent Registered Public Accountants for the 2012 fiscal year;

3.     To change the name of the Company from “Salamon Group, Inc.” to “Sunlogics Power Fund Inc.” (the “Name Change”);

4.     To increase the authorized share capital of the Company from 40 million shares to 250 million shares of common stock (the “Authorized Share Capital Increase”);

5.     To create a Series A Preferred Shares bearing the following preferences:

(i)

The series of preferred stock shall be designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be three million (3,000,000) shares (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock;

(ii)	Each share of the Series A Preferred Stock shall have 200 votes on all matters presented to be voted by the holders of common stock;

(iii)	The Series A Preferred Stock shall bear no liquidation rights; and

(iiii)	The Series A Preferred Stock shall bear no conversion rights.

6.     To prepay the convertible debenture issued to Mr. Michael Matvieshen , the Company’s CEO in consideration for 13,500,00 shares of Sunlogics PLC, by issuing Mr. Matvieshen common shares or Series A Preferred Shares; and

7.     To consider and transact such other business as may properly come before the Meeting and any adjournments thereof.

The foregoing items are more fully described in the Proxy Statement, which is attached and made part of this Notice.

The Board of Directors has fixed the close of business on April 5, 2012 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

Dated: May 18 , 2012	By Order of the Board of Directors,
/s/ Harold Schneider
Corporate Secretary

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY ADDITIONAL EXPENSE.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised and the giving of a proxy will not affect your right to vote in person if you attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN.

TABLE OF CONTENTS

Introduction	5
PROPOSAL 1: ELECTION OF DIRECTORS	7
General	7
Shareholder Vote Required	7
Directors and Executive Officers	8
Corporate Governance	10
Executive Compensation	12
Certain Relationships and Related Party Transactions	13
Security Ownership of Certain Beneficial Owners and Management	13
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	14
General	14
Audit Fees	14
Shareholder Vote Required	14
PROPOSAL 3: AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “SUNLOGICS POWER FUND INC.”	15
General	15
Shareholder Vote Required	17
PROPOSAL 4: APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL	15
General	15
Shareholder Vote Required	17
PROPOSAL 5: CREATION OF SERIES A PREFERRED SHARES	17
General	17
Shareholder Vote Required	17
PROPOSAL 6: PREPAYMENT OF CONVERTIBLE DEBENTURE TO MR. MICHAEL MATVIESHEN	18
General	18
Shareholder Vote Required	18
General and Other Matters	18
Solicitation of Proxies	18
PROXY CARD	19

SALAMON GROUP, INC.
5-215 Neave Road
Kelowna, BC Canada V1V 2L9

PROXY STATEMENT

2012 ANNUAL MEETING OF SHAREHOLDERS

May 30, 2012

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Salamon Group, Inc. (the “Company”) for use at the Company's Annual Meeting of Shareholders to be held on May30, 2012, and at any adjournment thereof (the “Meeting”). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such.

Only shareholders of record (each a “Shareholder” and collectively, the “Shareholders”) at the close of business on April 5, 2012 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 40,000,000 shares of the Company's common stock (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (each a “Proposal” and collectively the “Proposals”) described herein. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of each of the proposals presented herein requires the vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the Secretary of the Company who will act as inspector of elections and who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal.

The Board of Directors of the Company (the “Board”) has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote “FOR” each of the Proposals.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Fiscal Year”) including the audited financial statements set forth therein, which are incorporated by reference into this Proxy Statement and made a part hereof, are being mailed or sent electronically concurrently herewith to all Shareholders of record at the close of business on April 5, 2012.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first mailed to the Shareholders on or about May 18, 2012.

The date of this Proxy Statement is _________, 2012.

If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

SALAMON GROUP, INC.
5-215 Neave Road
Kelowna, BC Canada V1V 2L9

Telephone: 778-756-5675
Facsimile: 778-753-5713
Email: harold@sunlogicspower.com

Attention: Harold

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO
BE HELD ON MAY 30, 2012:

This proxy statement and the Annual Report
on Form 10-K for the fiscal year ended
December 31, 2011 are available at
www.proxyvote.com

PROPOSAL 1

ELECTION OF DIRECTORS

General

Four directors are to be elected to the Company’s Board of Directors at the Meeting to hold office until the next annual meeting or until their successors are elected. Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. The following schedule sets forth certain information concerning the nominees for election as directors.

In the event the nominees are unable or unwilling to serve as directors at the time of the Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS LISTED BELOW.

Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Director since
Michael Matvieshen	December 2010
Lawrence J Faulk	2012
Stephane Bertrand	2012
Gary Yost	2012

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of April 5, 2012 concerning the directors and officers. The biographies of each of the director nominees below contain information regarding the individual’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company. All currently held director positions are subject to annual shareholder election.

Name	Age	Position	Position since
Michael Matvieshen	50	Chief Executive Officer, Director	December 2010
Jay Bingle	64	President	April 2012
Lawrence J Faulk	70	Director	January 2012
Stephane Bertrand	50	Director	March 2012
Gary Yost	57	Director	April 2012

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Officers are appointed by the board of directors and each executive officer serves at the discretion of the board.

Michael Matvieshen

Mr. Matvieshen is the Chairman and CEO of Salamon Group, Inc. and Founder of Sunlogics PLC and Sunlogics Power Fund Management Inc., a wholly-owned subsidiary of Salamon Group. Prior to Salamon Group he was the founder, President and CEO of EPOD Solar, a solar energy company which built solar parks in Germany. Previously he was President of Wolverine Resources Inc., an oil upgrading refinery. He has been in the technology development business for the past 15 plus years, primarily as an entrepreneur and inventor. He has also been involved in land development and commercial build construction as an owner/investor for the past 26 years building over $60 million in real-estate projects. He has also been project developer for over $50million in built Solar projects. At Sunlogics PLC he signed off on over $240,000,000.00 of Solar developments on GM site worldwide and developed the construction financing for those projects.

Jay Bingle

For over 30 years, Mr. Bingle has served as an executive responsible for corporate development, strategy and business planning for such companies as Time, Inc., where he served as vice president for administration and special initiatives. He served at Paine Webber as executive vice president of administration and strategy. Also, he was responsible for corporate development at The Turner Company and International Paper Co. Mr. Bingle served as Chairman and CEO of Wunderman, Inc., a unit of Young & Rubicam Inc., one of the world's leading advertising agencies where Mr. Bingle directed more than 5,000 employees in over 80 offices in 50 countries. Mr. Bingle has also served as an advisor to and director of numerous companies and venture capital firms, including NEC, Longworth Ventures, NSI, Dentsu, m-Qube Inc., Trident Capital, NewSight Corp, Wired Assets Inc, and Viryd Technologies.

Lawrence J. Faulk

Mr. Faulk's public sector experience began in 1966 when he was elected Washington State Senator. He was also elected a freeholder responsible for drafting a new form of government for Pierce County. The Governor appointed him to be a trustee for Tacoma Community College and to the Pollution Control and Shorelines Hearing Boards. He also served as the Chief Executive Officer of the Environmental Hearings office.

Mr. Faulk's major private sector experiences were with the Boeing Company. His responsibilities included marketing the Boeing Hydrofoil and the Landing Aid System in Brazil and Argentina, managing an enhanced recycling program and being a Loaned Executive to APEC, the National Alliance of Businessmen, United Ways of King and Pierce Counties, Peninsula School District and the Tacoma/Pierce County Chamber of Commerce. He has been an Investment banker specializing in municipal finance and a member of the AARP Executive Council for the state of Washington.

Mr. Faulk earned his Bachelor of Arts in Political Science Degree from Seattle University and received his Master in Public Administration degree from The Evergreen State College. He is a graduate of the Senior Executive Program for State and Local Government Officials at the Kennedy School of Government at Harvard University and is currently active in various civic projects in the Tacoma area. As a retired executive from the Boeing company and with decades of experience in both the private and public sectors, Mr. Faulk will help guide the Company's growth with a focus on streamlining operations and maximizing profitability.

Stephane Bertrand

Mr. Bertrand is President of SBCG and is Executive Director of the International Summit of Cooperatives and was Executive Director of the World Energy Congress - Montreal 2010.

Mr. Bertrand has carried out various mandates within the energy sector, specifically natural gas, wind power, and small hydroelectric power plants. In 2010-2011 he chaired the Energy Committee of the Plan Nord (Quebec Government's policy). He is currently working for the mining and Aluminum industry Cycle Capital Management (venture capital), ENERKEM and le Mouvement Desjardins.

Mr. Bertrand previously served as Chief of Staff for the Premier of Québec. The position and the responsibilities that went with this job have no equivalent on the labour market.

Mr. Bertrand coordinated the government's activities for more than 4 years. He has been directly involved in formulating all the government's policies, communications, research, and crisis management strategies.

Mr. Bertrand previously held the positions of Director, and subsequently Vice-President, Communications, Public and Government Affairs for GazMétro Limited Partnership, as a member of the company's Board of Directors. Mr. Bertrand acted also as Chair of the Standing committee on Public Affairs of the Canadian Gas Association during 5 years. He was also Director of Research and Communications, and subsequently Executive Director of the Quebec Liberal Party. Prior to this, he was Vice President, Planning and Development for the Sociétéfinancière des Caissespopulaires Desjardins. He was also Chief of Staff and Economist, responsible for Press Relations, in the office of the Deputy Minister of Finance and Privatization and the office of the Minister of Cultural Affairs of Québec.

Gary Yost

Mr. Gary Yost is the founder and Managing Director of Eco Energy Solutions Inc., an Australian based company. Mr. Yost brings industry experience and contacts that have allowed him to create a "one stop shop" methodology to take any project from conception through to design, supply, installation and commissioning. Mr. Yost has overseen the growth of a client base that includes all levels of government, private and public utilities and projects that meet the needs of commercial and individual clients, as well as a number of overseas projects.

CORPORATE GOVERNANCE

Board Leadership Structure

The Company’s Board of Directors is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board is currently comprised of Mr. Michael Matvieshen, who serves as our Chairman and Chief Executive Officer, and 3 directors. The Company does not have an independent lead director. The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time, including whether the Chairman role should be held by an independent director or a senior executive who serves on the Board.

Independence of Members of the Board of Directors

The Board of Directors has determined that two of our directors, Stephane Bertrand and Lawrence J Faulk are independent within the meaning of the director independence standards of both. The Nasdaq Stock Market, LL “NASDAQ) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Meetings of the Board of Directors

The Company's Board of Directors held 10 meetings during our 2011 Fiscal Year. All our directors attended all of the meetings and all of the committee meetings on which they served.

Compensation of the Board of Directors

We have no standard arrangements for compensating our directors for their attendance at meetings of the Board of Directors.

Board’s Role in Risk Oversight

Our management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. The Board takes an active role in risk oversight related to the Company both as a full Board and through its committees. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. This information is communicated to the Board and its committees at regular and special meetings, through reports, presentations and discussions with key management personnel and representatives of outside advisors, such as our independent auditors, as appropriate.

Executive Compensation

Other than as appears below in the Executive Compensation table, all management fees are being accrued until we commence business operations. At such time as we commence operations, we expect that the Board of Directors will approve the payment of salaries in a reasonable amount to each of our officers for their services in the positions. At such time, the Board of Directors may, in its discretion, approve the payment of additional cash or non-cash compensation to our officers for their services to us.

Nomination of Directors

We do not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made annually by our Board of Directors. Our Board of Directors believes it is appropriate for the full Board of Directors to serve this function.

The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company, holding meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews with candidates. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election.

In considering whether to nominate any particular candidate, our Board of Directors applies various criteria, including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, the ability to act in the interests of all stockholders and any potential conflicts of interest. In addition to the foregoing criteria, our Board of Directors also considers diversity in its evaluation of candidates for board membership. Our Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. Our Board of Directors does not assign specific weight to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 5-215 Neave Road Kelowna, BC Canada V1V 2L9, Attn Michael Matvieshen. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Involvement in Certain Legal Proceedings

None of our officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and change in ownership with the SEC. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2011, we believe that each person who at any time during the fiscal year was a director, officer, or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

Communications with the Board

Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors should contact the Chairman of the Board. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Chairman of the Board will route these communications to appropriate committees or directors if the intended recipients are clearly indicated.

Any record or beneficial owner of the Company's common stock who has concerns about the Company's accounting, internal accounting controls, or auditing matters relating to the Company should contact the Chairman of the Board.

Written communications should be addressed to Salamon Group, Inc., 5-215 Neave Road Kelowna, BC Canada V1V 2L9, Canada, Attention: Chairman of the Board. Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

Code of Ethics

We plan on adopting a Code of Business Conduct and Ethics that will apply to our directors and officers, including our principal executive officer, principal financial officer and principal accounting officer, in the very near future.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, or earned by, our Principal Executive Officer, and our two other most highly compensated executive officers for the years indicated.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)
Michael Matvieshen,	2011	120,000	Nil	Nil	Nil	120,000

Footnotes:

(1) From January 1-December 31, 2011, Mr. Matvieshen accrued $120,000 of management fees.

Incentive Plan Awards

We do not currently have an incentive plan in place and, as such, no awards have been made.

Directors’ and Officers’ Liability Insurance

During 2011, we did not carry directors’ and officers’ liability insurance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Although the Company has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

Transactions with Related Persons

At December 31, 2011, a total of $393,592 was due to a director of the Company. The amount owing is unsecured, non-interest bearing and is due on demand.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our shares of common stock by our directors and executive officers, and by each beneficial owner of five percent (5%) or more of our outstanding common stock. Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this prospectus are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. Applicable percentage ownership is based upon 40,000,000 shares of common stock outstanding as of April 5, 2012. Unless otherwise indicated, the address of each of the named persons is care of Salamon Group, Inc., 5-215 Neave Road Kelowna, BC Canada V1V 2L9.

Title of Class	Name and Address of	Amount and Nature of	Percent of Class
	Beneficial Owner	Beneficial Owner
Common	Michael Matvieshen 215 Neave Road, Suite 5, Kelowna, BC, Canada	9,705,119(1)	24.26%
Common	Charles Bryant 1401 F Street, Modesto, CA	2,084,153	5.21%
Common	Derek Bannister Vernon, BC, Canada	5,300,000	13.75%

(1) Director and CEO

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

The Board of Directors has engaged Manning Elliott, LLP to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. Manning Elliott, LLP was engaged as the Company's independent auditors on November 12, 2010. Manning Elliott, LLP audited the Company’s financial statements for the fiscal years ending December 31, 2010 and 2011.

Audit Fees

The following sets forth, for each of the years indicated, the fees billed by our independent public accountants, Elliot Manning, LLP, for the fiscal years ended December 31, 2010 and 2011, and includes fees billed to our Canadian subsidiary, as well as fees for all necessary financial reviews.

Audit and Non-Audit Fees

The aggregate fees billed for professional services rendered by our principal accountants for the audit of the Registrant's annual financial statements and review of the financial statements included in the Registrant's Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2011 and 2010 were approximately $27,500 and $43,520 respectively each year.

(2) Audit Related Fees.

There were no audit related fees for professional services rendered for fiscal years 2011 and 2010.

(3) Tax Fees.

Tax fees for fiscal years 2011 and 2010 were $1,200 each year.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF ELLIOT MANNING LLP.

PROPOSAL 3

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “SUNLOGICS POWER FUND INC.”

Purpose of the Name Change

The Board of Directors has approved the Company name change from “Salamon Group, Inc.” to “Sunlogics Power Fund Inc.” (the“Name Change”). The Company believes that the new name, Sunlogics Power Fund Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

Should the Shareholders vote in favor of the name change, the Company will file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State with respect to the Name Change and the name change shall be effected shortly thereafter. Further, once the Name Change is approved, the Company will promptly thereafter change its OTC trading symbol. The Company’s new OTC trading symbol will be determined at the time the Name Change becomes effective.

The Name Change will not have any effect on the rights of the existing shareholders of the Company. The Name Change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold. However, pursuant to the written consent resolutions executed by the Company’s majority stockholder and Section 78.390 of the Nevada Revised Statutes, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

No Appraisal Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the Name Change.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 3 TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “SUNLOGICS POWER FUND INC.”

PROPOSAL 4

APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL

General

The Company’s Board of Directors has approved an increase in the Company’s authorized share capital from 40,000,000 to 250,000,000 shares (“Authorized Share Capital Increase”).

Purpose

The Authorized Share Capital Increase would give the Board of Directors flexibility, without further stockholder action, to issue shares of common stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. The Company is in the business of acquiring and managing solar projects. It is anticipated that such purpose without limitation, will, in all likelihood, include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets, in keeping with its business development It is anticipated that this increase in authorized share capital will allow the Company to focus on and further its business development without seeking further shareholder approval. As detailed below, at the present time the Company has transacted the following which involve an issuance of its common stock as consideration: (i) The Company issued a secured convertible note to Radiant Offshore Fund Ltd. and Radiant Performance Fund Ltd. and to Haverstock Master Fund Ltd. , convertible into common stock of the Company; (ii) The Company closed on its transaction with Eco Energy Solutions and shall issue 8,000,000 shares of its common stock to Eco Energy Solutions as consideration for the transaction, upon effectiveness of the increase in its authorized share capital;and (iii) In consideration for the 13,500,000 shares of Sunlogics PLC, the Company issued a secured convertible debenture which will require share issuance upon conversion;

Convertible Note issued to Radiant and Haverstock

On February 12, 2012, the Company issued a convertible redeemable note in the amount of CAN$444,747 with a maturity date of December 31, 2014 to Haverstock in consideration for the assignment of indebtedness agreement. The Note bears interest at 5% per annum and shall increase to 10% upon default. So long as there is no event of default, the Company has sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion and the Company’s stock is trading at or below $0.50 per share, the Company has the option to redeem this Note and pay the holder 100% of the unpaid principal and accrued interest at any time. In the event that the trading price of the Company’s common stock is below the $0.50 post reverse stock split, the Company has the option to prepay a portion of the outstanding principal equal to 100% of the unpaid principal divided by thirty-six plus one month’s interest. The Note is to be paid in full on the maturity date, unless previously paid or converted into the Company’s common stock. The Note is secured by assets purchased from ARISE in the form of a convertible debenture.

On February 14, 2012, the Company entered into an assignment of indebtedness agreement with Radiant Offshore and Radiant Performance. Pursuant to the terms of the agreement, Radiant Offshore and Radiant Performance assigned its secured obligations of CAN$5,066,746, credit agreements and security in ARISE to the Company for a purchase price of CAN$5,066,746.

On February 13, 2012, the Company issued a convertible redeemable note in the amount of $5,066,746 with a maturity date of February 13, 2015 to Radiant Offshore in consideration for the assignment of indebtedness agreement. The Note bears interest at 5% per annum and shall increase to 10% upon default. The Note is to be paid in full on the maturity date, unless previously paid or converted into the Company’s common stock. The Note is secured by assets purchased from ARISE. As a result of the above transaction, Salamon is now the only secured creditor of ARISE Technologies Corp.
On March 2, 2012, the Company’s wholly owned subsidiary, Sunlogics Power Fund Management Inc. proceeded with the acquisition of the assets of Arise Technologies Inc. The assets consist of certain assets of the PV Silicon Business, the PV Cell Business, and PV Systems Business assets (the “Assets”) from ARISE for a purchase price of CAN$5,839,512 which is equal to the assumed indebtedness due to the Company under the Original Loan Agreement at the purchase date. The Purchase Agreement is subject to approval by the Courts.

Eco Energy

On April 13, 2012, the Company’s wholly-owned subsidiary, Sunlogics Power Fund Management Inc., completed final closing documentation on Eco Energy Solutions Pty Limited (ECO), in exchange for 8 million shares of Salamon Group, Inc. The transaction was valued at 8 million dollars. This transaction is immediately accretive to the Company. ECO shareholders have agreed to take secured debt against ECO and its assets until the Authorized capital in the Company has been increased to allow for the conversion into equity.

Purchase of PLC Shares

On January 9, 2012, the Company purchased 13,500,000 shares in Sunlogics PLC, from Mr. Michael Matvieshen, the Company’s CEO, and others in consideration for $22,522,181 evidenced in the form of a secured convertible debenture (“Debenture”). The Debenture is secured by the PLC Shares and a General Security Agreement. The Debenture is convertible at any time from the date of issuance, pending an increase in the Company’s authorized share capital, to the maturity date of January 9, 2013. The Conversion Price shall be the Variable Conversion Price (as defined below) subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to its securities or the securities of any of its subsidiaries, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean the Applicable Percentage (defined as 100%) multiplied by the Market Price. The Note is secured by General Security Agreement against all assets of Salamon and it’s subsidiaries in the form of a convertible debenture and a first secured position against the Sunlogics PLC shares.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 4 TO APPROVE THE INCREAE IN AUTHORIZED SHARE CAPITAL

PROPOSAL 5

TO APPROVE THE CREATION OF A SERIES “A” PREFERRED SHARES

General

The Company’s Board of Directors has approved the creation of a Series “A” Preferred Shares (“Preferred Shares”). The Preferred Shares would bear the following preferences:

(i)

The series of preferred stock shall be designated as its Series A Convertible Preferred Stock (the “Series A Series A Preferred Stock”) and the number of shares so designated shall be three million (3,000,000) shares (which shall not be subject to increase without the consent of all of the holders of the Series A Series A Preferred Stock;

(ii)	Each share of the Series A Preferred Stock shall have 200 votes on all matters presented to be voted by the holders of common stock;

(iii)	The Series A Preferred Stock shall bear no liquidation rights; and

(iiii)	The Series A Preferred Stock shall bear no conversion rights.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 5 TO APPROVE THE CREATION OF A SERIES “A” PREFERRED SHARES

PROPOSAL 6

APPROVE THE PREPAYMENT OF THE DEBENTURE TO MR. MICHAEL MATVIESHEN

General

The Company’s Board of Directors has approved the prepayment of the convertible debentures issued to Mr. Michael Matvieshen , the Company’s CEO, and others in consideration for 13,500,000 shares of Sunlogics PLC, by issuing Mr. Matvieshen and others of Common Shares or Series “A” Preferred Shares (“Prepayment”).

The Board of Directors is of the opinion that the Prepayment is beneficial to the Company as it will immediately reduce its debt on the balance sheet by up to $22,522,181.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 6 TO APPROVE THE PREPAYMENT OF THE DEBENTURE TO MR. MICHAEL MATVIESHEN

GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS,

Michael Matvieshen, Chairman and Chief Executive Officer

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
1 Michael Matvieshen	☐	☐	☐
2 Larry Faulk	☐	☐	☐
3 Ronald Garry Yost	☐	☐	☐
4 Stephane Bertrand	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000145138_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

SALAMON GROUP, INC
Annual Meeting of Shareholders
May 30, 2012 10:00 AM PDT
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Michael Matvieshen as proxy, with the power to appoint his/her substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SALAMON GROUP, INC that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on 5/30/2012, at the Best Western Conference Room, 2402 Hwy 97N, Kelowna BC V1X 4J1, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000145138_2 R1.0.0.11699